Reconciliation of movement in net borrowings	6 Months Ended
Dec. 31, 2020
Borrowings [abstract]
Reconciliation of movement in net borrowings	Reconciliation of movement in net borrowings

	Six months ended 31 December 2020	Six months ended 31 December 2019
	£ million	£ million
Net (decrease)/increase in cash and cash equivalents before exchange	(237)	130
Net decrease/(increase) in bonds and other borrowings(i)	561	(1,503)
Net decrease/(increase) in net borrowings from cash flows	324	(1,373)
Exchange differences on net borrowings	420	209
Other non-cash items(ii)	(159)	(188)
Adoption of IFRS 16	—	(251)
Net borrowings at beginning of the period	(13,246)	(11,277)
Net borrowings at end of the period	(12,661)	(12,880)
(i)    In the six months ended 31 December 2020, net decrease in bonds and other borrowings excludes £nil cash outflow in respect of derivatives designated in forward point hedges (2019 - £5 million).
(ii)    In the six months ended 31 December 2020, other non-cash items are principally in respect of fair value changes of cross currency interest rate swaps. In the six months ended 31 December 2019, other non-cash items are principally in respect of leases of £169 million entered into in the period.

In the six months ended 31 December 2020, the group issued bonds of €700 million (£636 million) and £395 million (including £5 million discount and fee) and repaid bonds of $696 million (£551 million) and €775 million (£696 million). In the six months ended 31 December 2019, the group issued bonds of $1,600 million (£1,289 million).
All bonds and commercial papers issued by Diageo plc's 100% owned subsidiaries are fully and unconditionally guaranteed by Diageo plc.